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                                                                   Exhibit 10.02


                              CELERITY GROUP, INC.
                             2000 STOCK OPTION PLAN

                            AMENDED AS OF MAY 9, 2002

                   AMENDED AND RESTATED AS OF NOVEMBER 6, 2003

         1. Purposes. The purposes of the Celerity Group, Inc. Stock Option Plan, formerly known as the Kinetics Holdings Corporation 2000 Stock Option Plan, are:

                  (a) To further the growth, development and success of the Company and its Affiliates by enabling the executive and other employees and directors of, and consultants to, the Company and its Affiliates to acquire a continuing equity interest in the Company, thereby increasing their personal interests in such growth, development and success and motivating such employees, directors and consultants to exert their best efforts on behalf of the Company and its Affiliates; and

                  (b) To maintain the ability of the Company and its Affiliates to attract and retain employees, directors and consultants of outstanding ability by offering them an opportunity to acquire a continuing equity interest in the Company and its Affiliates which will reflect the growth, development and success of the Company and its Affiliates.

Toward these objectives, the Committee may grant Options to such employees, directors and consultants, all pursuant to the terms and conditions of the Plan.

         2. Definitions. As used in the Plan, the following capitalized terms shall have the meanings set forth below:

                  (a) "AFFILIATE" - other than the Company, (i) any corporation or limited liability company in an unbroken chain of corporations or limited liability companies ending with the Company if each corporation or limited liability company owns stock or membership interests (as applicable) possessing more than fifty percent (50%) of the total combined voting power of all classes of stock in one of the other corporations or limited liability companies in such chain; (ii) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is more than fifty percent (50%) controlled (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company or one of its Affiliates; or (iii) any other entity, approved by the Committee as an Affiliate under the Plan, in which the Company or any of its Affiliates has a material equity interest.

                  (b) "AGREEMENT" - a written stock option agreement evidencing an Option, as described in Section 3(e).

                  (c)      "BOARD" - the Board of Directors of the Company.

                  (d) "CAUSE" - the occurrence of any one of the following as determined by the Committee: (i) the Optionee breaches his or her employment agreement, if any, with the

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Company or any Affiliate; (ii) the Optionee violates any confidentiality, intellectual property or restrictive covenant or agreement of the Optionee with the Company or an Affiliate; (iii) the Optionee violates any material written policy of the Company or any Affiliate, including, but not limited to, its employment manuals, rules and regulations, after one written warning regarding such violation; (iv) the commission by or indictment of the Optionee of any felony committed in connection with or related to his or her employment with the Company or any Affiliate; (v) the conviction of the Optionee of any felony; (vi) the commission by or indictment of the Optionee of any crime or other activity involving dishonesty or moral turpitude committed in connection with or related to his employment with the Company or any Affiliate; (vii) the conviction of the Optionee of any crime or other activity involving dishonesty or moral turpitude;
(viii) the commission by or indictment of the Optionee of any act of fraud, misappropriation or similar misfeasance committed in connection with or related to his employment with the Company or any Affiliate; or (ix) the conviction of the Optionee of any crime of fraud, misappropriation or similar misfeasance.

                  (e)      "CHANGE IN CONTROL" - an event described in clause
(i), (ii) or (iii) of Section 11(c).

                  (f) "CODE" - the Internal Revenue Code of 1986, as it may be amended from time to time, including regulations and rules thereunder and successor provisions and regulations and rules thereto.

                  (g) "COMMITTEE" - the Compensation Committee of the Board, or such other Board committee as may be designated by the Board to administer the Plan.

                  (h) "COMPANY" - Celerity Group, Inc., formerly known as Kinetics Holdings Corporation, a Delaware corporation, or any successor entity.

                  (j) "DISABILITY" - the meaning given such term in the Company's long-term disability plan, or, in the absence thereof, an inability to perform duties and services as an employee, director or consultant, as the case may be, of the Company or an Affiliate by reason of a medically determinable physical or mental impairment, supported by medical evidence, which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than six (6) months, as determined by the Committee in its good faith discretion; provided, however, that for purposes of Incentive Stock Options granted under the Plan, "Disability" shall mean "permanent and total disability" as set forth in Section 22(e)(3) of the Code.

                  (k) "FAIR MARKET VALUE" - of a share of Stock as of a given date shall be: (i) the mean of the closing price for a share of Stock, on the principal exchange on which the Stock is then listed or admitted to trading, for such date, or, if no such prices are reported for such date, the most recent day for which such prices are available shall be used; (ii) if the Stock is not then listed or admitted to trading on a stock exchange, the mean of the closing representative bid and asked prices for the Stock on such date as reported by Nasdaq National Market (or any successor or similar quotation system regularly reporting the market value of the Stock in the over-the-counter market), or, if no such prices are reported for such date, the most recent day for which such prices are available shall be used; or (iii) in the event neither of the valuation methods

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provided for in clauses (i) and (ii) above are practicable, the fair market value determined by such other reasonable valuation method as the Committee shall, in its discretion, select and apply in good faith as of the given date; provided, however, that for purposes of paragraphs (a) and (h) of Section 6, such fair market value shall be determined subject to Section 422(c)(7) of the Code.

                  (l) "ISO" or "INCENTIVE STOCK OPTION" - a right to purchase Stock granted to an Optionee under the Plan in accordance with the terms and conditions set forth in Section 6 and which conforms to the applicable provisions of Section 422 of the Code.

                  (m) "NOTICE" - written notice actually received by the Company at its executive offices on the day of such receipt, if received on or before 1:30 p.m., on a day when the Company's executive offices are open for business, or, if received after such time, such notice shall be deemed received on the next such day, which notice may be delivered in person to the Company's Chief Financial Officer or sent by facsimile to the Company at (408) 567-0196, or sent by certified or registered mail or overnight courier, prepaid, addressed to the Company at 2805 Mission College Blvd., Santa Clara, California 95054,
Attention: General Counsel.

                  (n) "OPTION" - a right to purchase Stock granted to an Optionee under the Plan in accordance with the terms and conditions set forth in
Section 6. Options may be either ISOs or stock options other than ISOs.

                  (o) "OPTIONEE" - an individual who is eligible pursuant to Section 5, and who has been selected, pursuant to Section 3(c), to participate in the Plan, and who holds an outstanding Option granted to such individual under the Plan in accordance with the terms and conditions set forth in Section 6.

                  (p)      "PLAN" - this Celerity Group, Inc. Stock Option Plan.

                  (q) "SECURITIES ACT" - the Securities Act of 1933, as it may be amended from time to time, including the regulations and rules promulgated thereunder and successor provisions and regulations and rules thereto.

                  (r) "STOCK" - the Common Stock of the Company, $0.0001 par value per share.

                  (s) "SUBSIDIARY" - any present or future corporation which is or would be a "subsidiary corporation" of the Company as the term is defined in Section 424(f) of the Code.

         3. Administration of the Plan. (a) The Committee shall have exclusive authority to operate, manage and administer the Plan in accordance with its terms and conditions. Notwithstanding the foregoing, in its absolute discretion, the Board may at any time and from time to time exercise any and all rights, duties and responsibilities of the Committee under the Plan, including, but not limited to, establishing procedures to be followed by the Committee, except with respect to matters which under any applicable law, regulation or rule, are required to be determined in the sole discretion of the Committee. If and to the extent that no Committee exists which has the authority to administer the Plan, the functions of the Committee shall be exercised by the Board.

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                  (b)      The Committee shall be appointed from time to time by
the Board, and the Committee shall consist of not less than two members of the Board. Appointment of Committee members shall be effective upon their acceptance of such appointment. Committee members may be removed by the Board, at any time, either with or without cause, and such members may resign at any time by delivering notice thereof to the Board. Any vacancy on the Committee, whether due to action of the Board or any other reason, shall be filled by the Board.

                  (c) The Committee shall have full authority to grant, pursuant to the terms of the Plan, Options to those individuals who are eligible to receive Options under the Plan. In particular, the Committee shall have discretionary authority, in accordance with the terms of the Plan, to: determine eligibility for participation in the Plan; select, from time to time, from among those eligible, the employees, directors and consultants to whom Options shall be granted under the Plan, which selection may be based upon information furnished to the Committee by the Company's or an Affiliate's management; determine whether an Option shall take the form of an ISO or an Option other than an ISO; determine the number of shares of Stock to be included in any Option and the periods for which Options will be outstanding; establish and administer any terms, conditions, performance criteria, restrictions, limitations, forfeiture, vesting or exercise schedule, and other provisions of or relating to any Option; grant waivers of terms, conditions, restrictions and limitations under the Plan or applicable to any Option, or accelerate the vesting or exercisability of any Option; amend or adjust the terms and conditions of any outstanding Option and/or adjust the number and/or class of shares of Stock subject to any outstanding Option; at any time and from time to time after the granting of an Option, specify such additional terms, conditions and restrictions with respect to any such Option as may be deemed necessary or appropriate to ensure compliance with any and all applicable laws or rules, including, but not limited to, terms, restrictions and conditions for compliance with applicable securities laws, regarding an Optionee's exercise of Options by tendering shares of Stock or under any "cashless exercise" program established by the Committee, and methods of withholding or providing for the payment of required taxes; offer to buy out an Option previously granted, based on such terms and conditions as the Committee shall establish with and communicate to the Optionee at the time such offer is made; and, permit, under the applicable Agreement, the transfer of an Optionee's Option by instrument to an inter vivos or testamentary trust in which the Option is to be passed to beneficiaries upon the death of the settlor, or by gift to "immediate family" (as defined in 17 C.F.R. 240.16a-1(e)) of the Optionee (other than any such transfer which would cause any ISO to fail to qualify as an "incentive stock option" under Section 422 of the Code).

                  (d) The Committee shall have all authority that may be necessary or helpful to enable it to discharge its responsibilities with respect to the Plan. Without limiting the generality of the foregoing sentence or
Section 3(a), and in addition to the powers otherwise expressly designated to the Committee in the Plan, the Committee shall have the exclusive right and discretionary authority to interpret the Plan and the Agreements; construe any ambiguous provision of the Plan and/or the Agreements and decide all questions concerning eligibility for and the amount of Options granted under the Plan. The Committee may establish, amend, waive and/or rescind rules and regulations and administrative guidelines for carrying out the Plan and may correct any errors, supply any omissions or reconcile any inconsistencies in the Plan and/or any Agreement or any other instrument relating to any Options. The Committee shall have the authority to adopt such procedures and subplans and grant Options on such terms and conditions as the Committee determines necessary or appropriate to permit participation in the Plan by

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individuals otherwise eligible to so participate who are foreign nationals or employed outside of the United States, or otherwise to conform to applicable requirements or practices of jurisdictions outside of the United States; and take any and all such other actions it deems necessary or advisable for the proper operation and/or administration of the Plan. The Committee shall have full discretionary authority in all matters related to the discharge of its responsibilities and the exercise of its authority under the Plan. Decisions and actions by the Committee with respect to the Plan and any Agreement shall be final, conclusive and binding on all persons having or claiming to have any right or interest in or under the Plan and/or any Agreement.

                  (e) Each Option shall be evidenced by an Agreement, which shall be executed by the Company and the Optionee to whom such Option has been granted, unless the Agreement provides otherwise; two or more Options granted to a single Optionee may, however, be combined in a single Agreement. An Agreement shall not be a precondition to the granting of an Option; no person shall have any rights under any Option, however, unless and until the Optionee to whom the Option shall have been granted (i) shall have executed and delivered to the Company an Agreement or other instrument evidencing the Option, unless such Agreement provides otherwise, and (ii) has otherwise complied with the applicable terms and conditions of the Option. The Committee shall prescribe the form of all Agreements, and, subject to the terms and conditions of the Plan, shall determine the content of all Agreements. Any Agreement may be supplemented or amended in writing from time to time as approved by the Committee; provided that the terms and conditions of any such Agreement as supplemented or amended are not inconsistent with the provisions of the Plan.

                  (f) A majority of the members of the entire Committee shall constitute a quorum and the actions of a majority of the members of the Committee in attendance at a meeting at which a quorum is present, or actions by a written instrument signed by all members of the Committee, shall be the actions of the Committee.

                  (g) The Committee may consult with counsel who may be counsel to the Company. The Committee may, with the approval of the Board, employ such other attorneys and/or consultants, accountants, appraisers, brokers and other persons as it deems necessary or appropriate. In accordance with
Section 12, the Committee shall not incur any liability for any action taken in good faith in reliance upon the advice of such counsel or other persons.

                  (h) In serving on the Committee, the members thereof shall be entitled to indemnification as directors of the Company, and to any limitation of liability and reimbursement as directors with respect to their services as members of the Committee.

                  (i) Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee may, in its discretion, allocate all or any portion of its responsibilities and powers under this
Section 3 to any one or more of its members and/or delegate all or any part of its responsibilities and powers under this Section 3 to any person or persons selected by it; provided, however, that the Committee may not delegate its authority to correct errors, omissions or inconsistencies in the Plan. Any such authority delegated or allocated by the Committee under this paragraph (i) of
Section 3 shall be exercised in accordance with the terms and conditions of the Plan and any rules, regulations or administrative guidelines

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that may from time to time be established by the Committee, and any such allocation or delegation may be revoked by the Committee at any time.

         4. Shares of Stock Subject to the Plan. (a) The shares of stock subject to Options granted under the Plan shall be shares of Stock. Such shares of Stock subject to the Plan may be either authorized and unissued shares (which will not be subject to preemptive rights) or previously issued shares acquired by the Company or any Subsidiary. The total number of shares of Stock that may be delivered pursuant to Options granted under the Plan is 73,100,000 shares of Stock.

                  (b) Notwithstanding any of the foregoing limitations set forth in this Section 4, the number of shares of Stock specified in this Section 4 shall be adjusted as provided in Section 10.

                  (c) Any shares of Stock subject to an Option which for any reason expires or is terminated or forfeited without having been fully exercised, may again be granted pursuant to an Option under the Plan, subject to the limitations of this Section 4.

                  (d) Any shares of Stock delivered under the Plan in assumption or substitution of outstanding stock options, or obligations to grant future stock options, under plans or arrangements of an entity other than the Company or an Affiliate in connection with the Company or an Affiliate acquiring such another entity, or an interest in such an entity, or a transaction otherwise described in Section 6(j), shall not reduce the maximum number of shares of Stock available for delivery under the Plan; provided, however, that the maximum number of shares of Stock that may be delivered pursuant to Incentive Stock Options granted under the Plan shall be the number of shares set forth in paragraph (a) of this Section 4, as adjusted pursuant to paragraphs (b) and (c) of this Section 4.

         5. Eligibility. Executive employees and other employees, including officers, of the Company and the Affiliates, directors (whether or not also employees), and consultants of the Company and the Affiliates, shall be eligible to become Optionees and receive Options in accordance with the terms and conditions of the Plan, subject to the limitations on the granting of ISOs set forth in Section 6(h).

         6. Terms and Conditions of Stock Options. All Options to purchase Stock granted under the Plan shall be either ISOs or Options other than ISOs. To the extent that any Option does not qualify as an ISO (whether because of its provisions or the time or manner of its exercise or otherwise), such Option, or the portion thereof which does not so qualify, shall constitute a separate Option other than an ISO. Each Option shall be subject to all the applicable provisions of the Plan, including the following terms and conditions, and to such other terms and conditions not inconsistent therewith as the Committee shall determine and which are set forth in the applicable Agreement. Options need not be uniform as to all grants and recipients thereof.

                  (a) The option exercise price per share of shares of Stock subject to each Option shall be determined by the Committee and stated in the Agreement; provided, however, that, subject to paragraph
         (j) of this Section 6, if applicable, (i) such option exercise price applicable to any Option shall not be less than one hundred percent (100%)

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         of the Fair Market Value of a share of Stock at the time that the
         Option is granted, and (ii) if the Option is granted to an Optionee who owns (within the meaning of Section 424(d) of the Code), at the time the Option is granted, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or a Subsidiary or any "parent corporation" of the Company within the meaning of Section 424(e) of the Code, such option exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the date such Option is granted.

                  (b) Each Option shall be exercisable in whole or in such installments, at such times and under such conditions, as may be determined by the Committee in its discretion in accordance with the Plan and stated in the Agreement; provided, however, that (i) except in the case of Options granted to officers, directors or consultants of the Company or an Affiliate, each Option shall become exercisable at a rate of not less than twenty percent (20%) of the shares covered thereby per year over five (5) years from the date the Option is granted, subject to the conditions described in paragraph (f) of this
         Section 6 and similar provisions of the Agreement, and (ii) no Option may be exercised after the expiration of ten (10) years from the date such Option was granted, subject to paragraph (h)(C) of this Section 6.

                  (c) An Option shall not be exercisable with respect to a fractional share of Stock or the lesser of one hundred (100) shares and the full number of shares of Stock then subject to the Option. No fractional shares of Stock shall be issued upon the exercise of an Option.

                  (d) Each Option may be exercised by giving Notice to the Company specifying the number of shares of Stock to be purchased, which shall be accompanied by payment in full including applicable taxes, if any, in accordance with Section 9. Payment shall be in any manner permitted by applicable law and prescribed by the Committee, in its discretion, and set forth in the Agreement, including, in the Committee's discretion, and subject to such terms, conditions and limitations as the Committee may prescribe, payment in accordance with a "cashless exercise" program (through broker accommodation) established by the Committee and/or in Stock owned by the Optionee or by the Optionee and his or her spouse jointly.

                  (e) No Optionee or other person shall become the beneficial owner of any shares of Stock subject to an Option, nor have any rights to dividends or other rights of a shareholder with respect to any such shares until he or she has exercised his or her Option in accordance with the provisions of the Plan and the applicable Agreement.

                  (f) An Option may be exercised only if at all times during the period beginning with the date of the granting of the Option and ending on the date of such exercise, the Optionee was an employee, director or consultant of the Company or an Affiliate, as applicable; provided, however, that the Committee may determine in its discretion that an Option may be exercised prior to expiration of such Option following termination of such continuous employment, directorship or consultancy, whether or not exercisable at the time of such termination, to the extent provided in the applicable Agreement. Notwithstanding the immediately foregoing sentence to the contrary, in the

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         event an Optionee's continuous employment or other service with the
         Company or an Affiliate terminates other than for Cause, the Option or Options held by the Optionee shall, to the extent exercisable in accordance with the Plan and the Agreement as of the date of such termination, remain exercisable for (i) at least thirty (30) days from the date of such termination of employment or other service if such termination was caused by other than death or Disability, or (ii) at least six (6) months from the date of such termination of employment or other service if such termination was caused by Disability or death; provided, however, that in no event may any Option be exercised after ten (10) years from the date it was originally granted.

                  (g) Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify, extend or renew outstanding Options granted under the Plan, or accept the surrender of outstanding Options (up to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised).

                  (h) (A) Each Agreement relating to an Option shall state whether such Option will or will not be treated as an ISO. No ISO shall be granted unless such Option, when granted, qualifies as an "incentive stock option" under Section 422 of the Code. No ISO shall be granted to any individual otherwise eligible to participate in the Plan who is not an employee of the Company or a Subsidiary on the date of granting of such Option. Any ISO granted under the Plan shall contain such terms and conditions, consistent with the Plan, as the Committee may determine to be necessary to qualify such Option as an "incentive stock option" under Section 422 of the Code. Any ISO granted under the Plan may be modified by the Committee to disqualify such Option from treatment as an "incentive stock option" under Section 422 of the Code.

                           (B) Notwithstanding any intent to grant ISOs, an
                  Option granted under the Plan will not be considered an ISO to the extent that it, together with any other "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to subsection (d) of such Section) under the Plan and any other "incentive stock option" plans of the Company, any Subsidiary and any "parent corporation" of the Company within the meaning of Section 424(e) of the Code, are exercisable for the first time by any Optionee during any calendar year with respect to Stock having an aggregate Fair Market Value in excess of $100,000 (or such other limit as may be required by the Code) as of the time the Option with respect to such Stock is granted. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted.

                           (C) Any ISO granted to an Optionee who owns (within
                  the meaning of Section 424(d) of the Code), at the time the ISO is granted, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or a Subsidiary or any "parent corporation" of the Company within the meaning of Section 424(e) of the Code shall not by its terms be exercisable after the expiration of five (5) years from the date such ISO is granted.

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                  (i)      An Option and any shares of Stock received upon the
         exercise of an Option shall be subject to such other transfer and/or ownership restrictions and/or legending requirements as the Committee may establish in its discretion and which are specified in the Agreement and may be referred to on the certificates evidencing such shares of Stock. The Committee may require an Optionee to give prompt Notice to the Company concerning any disposition of shares of Stock received upon the exercise of an ISO within: (i) two (2) years from the date of granting such ISO to such Optionee or (ii) one (1) year from the transfer of such shares of Stock to such Optionee or (iii) such other period as the Committee may from time to time determine. The Committee may direct that an Optionee with respect to an ISO undertake in the applicable Agreement to give such Notice described in the preceding sentence, at such time and containing such information as the Committee may prescribe, and/or that the certificates evidencing shares of Stock acquired by exercise of an ISO refer to such requirement to give such Notice.

                  (j) In the event that a transaction described in Section 424(a) of the Code involving the Company or a Subsidiary is consummated, such as the acquisition of property or stock from an unrelated corporation, individuals who become eligible to participate in the Plan in connection with such transaction, as determined by the Committee, may be granted Options in substitution for stock options granted by another corporation that is a party to such transaction. If such substitute Options are granted, the Committee, in its discretion and consistent with Section 424(a) of the Code, if applicable, and the terms of the Plan, though notwithstanding paragraph (a) of this Section 6, shall determine the option exercise price and other terms and conditions of such substitute Options.

         7. Transfer, Leave of Absence. A transfer of an employee from the Company to an Affiliate (or, for purposes of any ISO granted under the Plan, a Subsidiary), or vice versa, or from one Affiliate to another (or in the case of an ISO, from one Subsidiary to another), and a leave of absence, duly authorized in writing by the Company or a Subsidiary or Affiliate, shall not be deemed a termination of employment of the employee for purposes of the Plan or with respect to any Option (in the case of ISOs, to the extent permitted by the Code).

         8. Rights of Employees and Other Persons. (a) No person shall have any rights or claims under the Plan except in accordance with the provisions of the Plan and the applicable Agreement.

                  (b) Nothing contained in the Plan or in any Agreement shall be deemed to (i) give any employee or director the right to be retained in the service of the Company or any Affiliate nor restrict in any way the right of the Company or any Affiliate to terminate any employee's employment or any director's directorship at any time with or without cause, or (ii) confer on any consultant any right of continued relationship with the Company or any Affiliate, or alter any relationship between them, including any right of the Company or an Affiliate to terminate its relationship with such consultant.

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                  (c)      The adoption of the Plan shall not be deemed to give
any employee of the Company or any Affiliate or any other person any right to be selected to participate in the Plan or to be granted an Option.

                  (d) Nothing contained in the Plan or in any Agreement shall be deemed to give any employee the right to receive any bonus, whether payable in cash or in Stock, or in any combination thereof, from the Company or any Affiliate, nor be construed as limiting in any way the right of the Company or any Affiliate to determine, in its sole discretion, whether or not it shall pay any employee bonuses, and, if so paid, the amount thereof and the manner of such payment.

         9. Tax Withholding Obligations. (a) The Company and/or any Affiliate are authorized to take whatever actions are necessary and proper to satisfy all obligations of Optionees (including, for purposes of this Section 9, any other person entitled to exercise an Option pursuant to the Plan or an Agreement) for the payment of all Federal, state, local and foreign taxes in connection with any Options (including, but not limited to, actions pursuant to the following paragraph (b) of this Section 9).

                  (b) Each Optionee shall (and in no event shall Stock be delivered to such Optionee with respect to an Option until), no later than the date as of which the value of the Option first becomes includible in the gross income of the Optionee for income tax purposes, pay to the Company in cash, or make arrangements satisfactory to the Company, as determined in the Committee's discretion, regarding payment to the Company of, any taxes of any kind required by law to be withheld with respect to the Stock or other property subject to such Option, and the Company and any Affiliate shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Optionee. Notwithstanding the above, the Committee may, in its discretion and pursuant to procedures approved by the Committee, permit the Optionee to (i) elect withholding by the Company of Stock otherwise deliverable to such Optionee pursuant to his or her Option (provided, however, that the amount of any Stock so withheld shall not exceed the amount necessary to satisfy the Company's or any Affiliate's required Federal, state, local and foreign withholding obligations using the minimum statutory withholding rates for Federal, state and local tax purposes, including payroll taxes, that are applicable to supplemental taxable income) and/or (ii) tender to the Company Stock owned by such Optionee (or by such Optionee and his or her spouse jointly) and acquired more than six (6) months prior to such tender in full or partial satisfaction of such tax obligations, based, in each case, on the Fair Market Value of the Stock on the payment date as determined by the Committee.

         10. Changes in Capital. (a) The existence of the Plan and any Options granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company or an Affiliate, any issue of debt, preferred or prior preference stock ahead of or affecting Stock, the authorization or issuance of additional shares of Stock, the dissolution or liquidation of the Company or its Affiliates, any sale or transfer of all or part of its assets or business or any other corporate act or proceeding.

2000 Stock Option Plan Amended & Restated 11.6.03

                  (b)(i) Upon changes in the outstanding Stock by reason of a stock dividend, stock split, reverse stock split, subdivision, recapitalization, reclassification, merger, consolidation (whether or not the Company is a surviving corporation), combination or exchange of shares of Stock, separation, or reorganization, or in the event of an extraordinary dividend, "spin-off," liquidation, other substantial distribution of assets of the Company or acquisition of property or stock or other change in capital of the Company, or the issuance by the Company of shares of its capital stock without receipt of full consideration therefor, or rights or securities exercisable, convertible or exchangeable for shares of such capital stock, or any similar change affecting the Company's capital structure, the aggregate number, class and kind of shares of stock available under the Plan as to which Options may be granted and the number, class and kind of shares under each outstanding Option and the exercise price per share applicable to any such Options shall be appropriately adjusted by the Committee in its discretion to preserve the benefits or potential benefits intended to be made available under the Plan or with respect to any outstanding Options or otherwise necessary to reflect any such change.

                           (ii) Fractional shares of Stock resulting from any adjustment in Options pursuant to Section 10(b)(i) shall be aggregated until, and eliminated at, the time of exercise of the affected Options. Notice of any adjustment shall be given by the Committee to each Optionee whose Option has been adjusted and such adjustment (whether or not such Notice is given) shall be effective and binding for all purposes of the Plan.

                  (c) In the event of (i) a stock sale, merger, consolidation, combination, reorganization or other transaction (other than through a public offering of common stock of the Company) resulting in less than fifty percent (50%) of the combined voting power of the surviving or resulting entity being owned by the shareholders of the Company immediately prior to such transaction, (ii) the liquidation or dissolution of the Company or the sale or other disposition of all or substantially all of the assets or business of the Company (other than, in the case of either clause (i) or (ii) above, in connection with any employee benefit plan of the Company or an Affiliate), or
(iii) an initial public offering of the Stock pursuant to a registration statement declared effective under the Securities Act:

                           (1) In its discretion and on such terms and conditions as it deems appropriate, the Committee may provide, either by the terms of the Agreement applicable to any Option or by a resolution adopted prior to the occurrence of the Change in Control, that any outstanding Option shall be accelerated and become immediately exercisable as to all or a portion of the shares of Stock covered thereby, notwithstanding anything to the contrary in the Plan or the Agreement.

                           (2) In its discretion, and on such terms and conditions as it deems appropriate, the Committee may provide, either by the terms of the Agreement applicable to any Option or by resolution adopted prior to the occurrence of the Change in Control, that any outstanding Option shall be adjusted by substituting for Stock subject to such Option stock or other securities of the surviving corporation or any successor corporation to the Company, or a parent or subsidiary thereof, or that may be issuable by another corporation that is a party to the transaction resulting in the Change in Control, whether or not such stock or other securities are publicly traded, in which event the aggregate

2000 Stock Option Plan Amended & Restated 11.6.03 exercise price shall remain the same and the amount of shares or other securities subject to the Option shall be the amount of shares or other securities which could have been purchased on the closing date or expiration date of such transaction with the proceeds which would have been received by the Optionee if the Option had been exercised in full (or with respect to a portion of such Option, as determined by the Committee, in its discretion) prior to such transaction or expiration date and the Optionee exchanged all of such shares in the transaction.

                           (3) In its discretion, and on such terms and conditions as it deems appropriate, the Committee may provide, either by the terms of the Agreement applicable to any Option or by resolution adopted prior to the occurrence of the Change in Control, that any outstanding Option shall be converted into a right to receive cash on or following the closing date or expiration date of the transaction resulting in the Change in Control in an amount equal to the highest value of the consideration to be received in connection with such transaction for one share of Stock, or, if higher, the highest Fair Market Value of the Stock during the thirty (30) consecutive business days immediately prior to the closing date or expiration date of such transaction, less the per share exercise price of such Option, multiplied by the number of shares of Stock subject to such Option, or a portion thereof.

                           (4) The Committee may, in its discretion, provide that an Option cannot be exercised after such a Change in Control, to the extent that such Option is or becomes fully exercisable on or before such Change in Control or is subject to any acceleration, adjustment or conversion in accordance with the foregoing paragraphs
         (1), (2) or (3) of this Section 10.

No Optionee shall have any right to prevent the consummation of any of the foregoing acts affecting the number of shares of Stock available to such Optionee. Any actions or determinations of the Committee under this subsection 10(c) need not be uniform as to all outstanding Options, nor treat all Optionees identically. Notwithstanding the foregoing adjustments, in no event may any Option be exercised after ten (10) years from the date it was originally granted, and any changes to ISOs pursuant to this Section 10 shall, unless the Committee determines otherwise, only be effective to the extent such adjustments or changes do not cause a "modification" (within the meaning of Section 424(h)(3) of the Code) of such ISOs or adversely affect the tax status of such ISOs.

         11. Miscellaneous Provisions. (a) The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the issuance of shares of Stock or the payment of cash upon exercise or payment of any Option. Proceeds from the sale of shares of Stock pursuant to Options granted under the Plan shall constitute general funds of the Company.

                  (b)      Except as otherwise provided in this paragraph (b) of
Section 11 or by the Committee in accordance with paragraph (c) of Section 3, an Option by its terms shall be personal and may not be sold, transferred, pledged, assigned, encumbered or otherwise alienated or hypothecated otherwise than by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionee only by him or her. An Agreement may permit

2000 Stock Option Plan Amended & Restated 11.6.03 the exercise or payment of an Optionee's Option (or any portion thereof) after his or her death by or to the beneficiary most recently named by such Optionee in a written designation thereof filed with the Company, or, in lieu of any such surviving beneficiary, as designated by the Optionee by will or by the laws of descent and distribution. In the event any Option is exercised by the executors, administrators, heirs or distributees of the estate of a deceased Optionee, or such an Optionee's beneficiary, or the transferee of an Option, in any such case pursuant to the terms and conditions of the Plan and the applicable Agreement and in accordance with such terms and conditions as may be specified from time to time by the Committee, the Company shall be under no obligation to issue Stock thereunder, unless and until the Committee is satisfied that the person or persons exercising such Option is the duly appointed legal representative of the deceased Optionee's estate or the proper legatee or distributee thereof or the named beneficiary of such Optionee, or the valid transferee of such Option, as applicable.

                  (c) (i) If at any time the Committee shall determine, in its discretion, that the listing, registration and/or qualification of shares of Stock upon any securities exchange or under any state or Federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of shares of Stock hereunder, no Option may be granted, exercised or paid in whole or in part unless and until such listing, registration, qualification, consent and/or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Committee.

                  (ii) If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Stock pursuant to an Option is or may be in the circumstances unlawful or result in the imposition of excise taxes on the Company or any Affiliate under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act, or otherwise with respect to shares of Stock or Options and the right to exercise any Option shall be suspended until, in the opinion of such counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company or any Affiliate.

                  (iii) Upon termination of any period of suspension under this Section 11(c), any Option affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to the shares which would otherwise have become available during the period of such suspension, but no suspension shall extend the term of any Option.

                  (d) (i) The Committee may require each person receiving Stock in connection with any Option under the Plan to represent and agree with the Company in writing that such person is acquiring the shares of Stock for investment without a view to the distribution thereof. The Committee, in its absolute discretion, may impose such restrictions on the ownership and transferability of the shares of Stock purchasable or otherwise receivable by any person under any Option as it deems appropriate.

                  (ii) Upon the voluntary or involuntary termination of an Optionee's employment or other period of service with the Company or an Affiliate under any circumstances (including, without limitation, death or Disability), the Company shall

2000 Stock Option Plan Amended & Restated 11.6.03 have the right, but not the obligation, to purchase from the Optionee (or any transferee thereof) any of the shares of Stock issued pursuant to any Option granted to such Optionee. The purchase price for the shares of Stock to be repurchased shall be not less than the fair market value of such shares on the date of such termination of employment, and such repurchase right shall terminate when the Stock becomes publicly traded. Notwithstanding the immediately preceding sentence to the contrary, the Committee may determine that the purchase price for the shares of Stock to be repurchased shall be the original purchase price (the option exercise price) paid for such shares of Stock by the Optionee; provided that the Company's right to repurchase such shares at such original purchase price shall lapse at the rate of at least twenty percent (20%) of the shares per year over five (5) years from the date of grant of the Option; provided further, however, that the purchase price for any such shares as to which the Company's repurchase right has lapsed in accordance with the immediately preceding proviso shall be the Fair Market Value of such shares. Such repurchase right must be exercised by the Company within ninety (90) days of termination of the Optionee's employment with the Company or an Affiliate (or, in the case of any shares issued upon exercise of an Option after the date of such termination, within ninety (90) days after the date of such exercise) for cash or cancellation of purchase money indebtedness for the shares of Stock. The Committee may also provide that the Company shall have the right, but not the obligation, to purchase any shares of Stock issued pursuant to an Option if the Committee determines, in its discretion, that such repurchase is necessary to prevent the Company from being subject to the reporting requirements of the Securities Exchange Act of 1934, as amended; provided that (1) the purchase price for such shares of Stock to be repurchased shall be not less than the fair market value of such shares on the date the Company delivers notice of such purchase, and (2) such repurchase right shall terminate when the Stock becomes publicly traded. Notwithstanding the foregoing provisions of this paragraph
         (d)(ii) of Section 11, the Committee may require such a repurchase right in such other circumstances and subject to such other terms and conditions as the Committee, in its discretion, may determine in the case of any shares of Stock held by an officer, director or consultant of the Company or an Affiliate.

                  (iii)    Any restrictions described in this paragraph (d) of
         Section 11 shall be set forth in the applicable Agreement, and the certificates evidencing such shares may include any legend that the Committee deems appropriate to reflect any such restrictions.

                  (e) By accepting any benefit under the Plan, each Optionee and each person claiming under or through such Optionee shall be conclusively deemed to have indicated their acceptance and ratification of, and consent to, all of the terms and conditions of the Plan and any action taken under the Plan by the Committee, the Company or the Board, in any case in accordance with the terms and conditions of the Plan.

                  (f) In the discretion of the Committee, an Optionee may elect irrevocably (at a time and in a manner determined by the Committee) prior to exercising an Option that delivery of shares of Stock upon such exercise shall be deferred until a future date and/or the occurrence of a future event or events, specified in such election. Upon the exercise of any such Option and until the delivery of any shares under this paragraph (f) of Section 11, the number of shares otherwise issuable to the Optionee shall be credited to a memorandum account in the records of

2000 Stock Option Plan Amended & Restated 11.6.03 the Company or its designee and any dividends or other distributions payable on such shares shall be deemed reinvested in additional shares of Stock, in a manner determined by the Committee, until all shares of Stock credited to such Optionee's memorandum account shall become issuable pursuant to the Optionee's election.

                  (g) The Committee may, in its discretion, extend one or more loans to Optionees who are directors, key employees or consultants of the Company or an Affiliate in connection with the exercise or receipt of an Option granted to any such individual. The terms and conditions of any such loan shall be established by the Committee.

                  (h) The Committee may, in its discretion, provide in the terms of any Agreement that (i) any proceeds, gains or other economic benefit actually or constructively received by an Optionee upon any receipt or exercise of an Option, or upon the receipt or resale of any Stock underlying the Option, must be paid to the Company, and (ii) the Option shall terminate and any unexercised portion of the Option (whether or not vested) shall be forfeited, if
(1) the Optionee ceases the performance of services for the Company or any Affiliate prior to a specified date, or within a specified time period following receipt or exercise of the Option, or (2) the Optionee at any time, or during a specified time period, engages in any activity in competition with the Company or any Affiliate, or which is adverse, contrary or harmful to the interests of the Company or any Affiliate, or the Optionee ceases the performance of services for the Company or any Affiliate for Cause.

                  (i) Neither the adoption of the Plan nor anything contained herein shall affect any other compensation or incentive plans or arrangements of the Company or any Affiliate, or prevent or limit the right of the Company or any Affiliate to establish any other forms of incentives or compensation for their directors, employees or consultants or grant or assume options or other rights otherwise than under the Plan.

                  (j) The Plan shall be governed by and construed in accordance with the laws of the State of California, without regard to such State's choice of law provisions, and, in any event, except as superseded by applicable Federal law.

                  (k) The words "Section," "subsection" and "paragraph" herein shall refer to provisions of the Plan, unless expressly indicated otherwise. Wherever any words are used in the Plan or any Agreement in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

                  (l) The Company shall bear all costs and expenses incurred in administering the Plan, including expenses of issuing Stock pursuant to any Options granted hereunder.

         12. Limits of Liability. (a) Any liability of the Company or an Affiliate to any Optionee with respect to any Option shall be based solely upon contractual obligations created by the Plan and the Agreement.

2000 Stock Option Plan Amended & Restated 11.6.03

                  (b) None of the Company, any Affiliate, any member of the Committee or the Board or any other person participating in any determination of any question under the Plan, or in the interpretation, administration or application of the Plan, shall have any liability, in the absence of bad faith, to any party for any action taken or not taken in connection with the Plan, except as may expressly be provided by statute.

         13. Amendments and Termination. (a) The Board may, at any time and with or without prior notice, amend, alter, suspend or terminate the Plan, retroactively or otherwise; provided, however, unless otherwise required by law or specifically provided herein, no such amendment, alteration, suspension or termination shall be made which would materially impair the previously accrued rights of any holder of an Option theretofore granted without his or her written consent, or which, without first obtaining approval of the stockholders of the Company (where such approval is necessary to satisfy (i) with regard to ISOs, any requirements under the Code relating to ISOs or (ii) any applicable law, regulation or rule), would:

                  (1) except as is provided in Section 10, increase the maximum number of shares of Stock which may be sold or awarded under the Plan;

                  (2) except as is provided in Section 10, decrease the minimum option exercise price requirements of Section 6(a);

                  (3) change the class of persons eligible to receive Options under the Plan; or

                  (4) extend the duration of the Plan or the period during which Options may be exercised under Section 6(b).

                  (b) The Committee may amend the terms of any Option theretofore granted, including any Agreement, retroactively or prospectively, but no such amendment shall materially impair the previously accrued rights of any Optionee without his or her written consent.

         14. Duration. Following the adoption of the Plan by the Board, the Plan shall become effective as of the date on which it is approved by the holders of a majority of the Company's outstanding Stock which is present and voted at a meeting, or by written consent in lieu of a meeting, which approval must occur within the period ending twelve (12) months after the date the Plan is adopted by the Board. The Plan shall terminate upon the earliest to occur of:

                  (a) the effective date of a resolution adopted by the Board terminating the Plan in accordance with Section 13;

                  (b) the date all shares of Stock subject to the Plan are delivered pursuant to the Plan's provisions; or

                  (c) ten (10) years from the date the Plan is approved by the Company's shareholders.

2000 Stock Option Plan Amended & Restated 11.6.03

No Option may be granted under the Plan after the earliest to occur of the events or dates described in the foregoing paragraphs (a) through (c) of this
Section 14; however, Options theretofore granted may extend beyond such date.

                  No such termination of the Plan shall affect the previously accrued rights of any Optionee hereunder and all Options previously granted hereunder shall continue in force and in operation after the termination of the Plan, except as they may be otherwise terminated in accordance with the terms of the Plan or the Agreement.

         15.      Information to Optionees. To the extent required by Sections
260.140.41 and 260.140.46 of the California Code of Regulations, or any successor or similar regulation or rule, the Company shall provide to each Optionee, not less frequently than annually, during the period such Optionee has one or more Options outstanding, and, in the case of an individual who acquires shares of Stock pursuant to the Plan, during the period such individual owns such shares of Stock, copies of the annual financial statements of the Company. The Company shall not be required to provide any such financial statements to key employees of the Company whose duties in connection with the Company assure their access to equivalent information.

2000 Stock Option Plan Amended & Restated 11.6.03

                              CELERITY GROUP, INC.
                             2000 STOCK OPTION PLAN

                          STOCK OPTION AWARD AGREEMENT

This Stock Option Award Agreement (this "AGREEMENT") is made by and between Celerity Group, Inc., a Delaware corporation, formerly Kinetics Holdings Corporation (the "COMPANY") and the Optionee as named on the Notice of Stock Option Award attached hereto ("NOTICE"). All capitalized terms used herein that are not defined in the text of this Agreement or in Section 16 of this Agreement shall have the respective meanings given to such terms in the Celerity Group, Inc. 2000 Stock Option Plan (the "PLAN").

                              W I T N E S S E T H:

         1. Grant of Option. The Company hereby grants to the Optionee, subject to the terms and conditions of the Plan and this Agreement, the right and option to purchase from the Company up to an aggregate of the number of shares of Common Stock of the Company, $0.0001 par value per share, set forth in the Notice (the "SHARES"), at a per share purchase price (the "PURCHASE PRICE") as set forth in the Notice (the "OPTION"), such Option to be exercisable as hereinafter provided. If designated as an "incentive stock option" set forth in the Notice, the Option is intended to qualify as an "incentive stock option" ("ISO") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "CODE").

         2. Terms and Conditions. It is understood and agreed that the Option evidenced hereby is subject to the following terms and conditions:

                  (a) Expiration Date. The Option shall expire ten (10) years after the Award Date set forth in the Notice.

                  (b)      Exercise of Option.

                           (i)      The Option will become vested and
exercisable pursuant to the Vesting Schedule set forth in the Notice, provided that the Optionee has been continuously employed by, or providing services to, the Company since the Award Date (subject to any approved absences or interruptions in such employment or services) and on such dates.

                           (ii)     Notwithstanding the foregoing provisions of
this Section 2(b), in the event of a Change in Control, the Option shall immediately become vested and exercisable to the extent provided by the Committee, in its sole discretion, in a resolution adopted prior to and in connection with such Change in Control.

                           (iii)    In connection with the exercise of all or
any part of the Option, the Optionee will be required to deliver to the Company the completed and signed Option Exercise Form, attached hereto as Schedule I, specifying the number of Shares as to which the Option is being exercised. Upon the valid exercise of all or any part of the Option, a certificate (or certificates) for the number of Shares with respect to which the Option is exercised shall be issued in the name of the Optionee, subject to the other terms and conditions of this Agreement and the Plan, subject to the other terms and conditions of this Agreement and the Plan, and delivered to the Optionee.

                  (c) Consideration. At the time of any exercise of the Option, the Optionee must deliver to the Company the aggregate Purchase Price of the Shares as to which the Option is exercised as follows: (i) in United States dollars by personal check, bank draft or money order; (ii) if permitted by applicable law and approved by the Committee in accordance with the Plan, with other shares of the Company's Common Stock, duly endorsed for transfer to the Company, already owned by the Optionee (or by the Optionee and his spouse jointly) for at least six (6) months prior to the tender thereof and not used for another such exercise during such six (6) month period, having a total Fair Market Value on the date of such exercise of the Option, equal to such Purchase Price of such Shares; (iii) if permitted by applicable law and approved by the Committee in accordance with the Plan, in accordance with a cashless exercise or broker-assisted exercise procedure approved by the Committee permitting the Optionee to authorize a broker or dealer to sell the Shares (or a sufficient portion of such Shares) that may be acquired upon exercise of the Option and pay to the Company in cash a portion of the sale proceeds equal to such Purchase Price of the Shares for which the Option is so exercised and any taxes required to be paid as a result of such exercise; or (iv) a combination of the consideration provided for in the foregoing clauses (i) through (iii).

                  (d) Exercise Upon Death, Disability or Termination of Employment. The Option shall terminate upon the termination, for any reason, of the Optionee's employment with the Company or a Subsidiary, and no Shares may thereafter be purchased under the Option except as follows:

                           (i)      In the event of the death of the Optionee
while an employee of the Company or a Subsidiary, the Option, to the extent the Option is exercisable in accordance with Section 2(b) hereof as of the date of death, may be exercised after his death by his designated beneficiary, his heir, the legal representative of the Optionee's estate or by the legatee of the Optionee under his last will for a period of one (1) year from the date of his death or until the expiration of the stated period of the Option, whichever period is the shorter.

                           (ii)     If the Optionee's employment with the
Company or a Subsidiary shall terminate by reason of Disability, the Option, to the extent exercisable in accordance with Section 2(b) hereof as of the date of such termination of employment, or, if such termination occurs after the first anniversary of the date of this Agreement, scheduled to become exercisable under
Section 2(b)(i) hereof on the last day of the calendar month in which such termination occurs, may be exercised after such termination but may not be exercised after the expiration of the period of one (1) year from the date of such termination of employment or of the stated period of the Option, whichever period is the shorter.

                           (iii)    If the Optionee voluntarily terminates his
employment with the Company or a Subsidiary or the Company or such Subsidiary terminates the Optionee's employment, and, in any case, such termination of employment is not for Cause, the Option, to the extent exercisable in accordance with Section 2(b) hereof as of the date of such termination, may thereafter be exercised but may not be exercised after the expiration of the period of three

(3) months from the date of such termination of employment or of the stated period of the Option, whichever period is the shorter.

                           (iv)     If the Optionee's employment with the
Company or a Subsidiary is terminated by reason of the Optionee's retirement after attaining both (A) five (5) years of continuous service as an employee of the Company and/or a Subsidiary and (B) 59-1/2 years of age, the Option, to the extent exercisable in accordance with Section 2(b) hereof as of the date of such retirement, may be exercised after such retirement, but may not be exercised after the expiration of the period of two (2) years from the date of such retirement or of the stated period of the Option, whichever period is the shorter, provided, that any exercise after three months following a termination for retirement shall be deemed the exercise of a non-qualified stock option.

                           (v)      If the Optionee dies after termination of
his employment with the Company and/or a Subsidiary under paragraph (ii), (iii) or (iv) of this Section 2(d) above during the one-year, three-month or two-year period following such termination specified, respectively, in such paragraphs, the Option, to the extent the Option would have been exercisable in accordance with such applicable paragraph (ii), (iii) or (iv) as of the date of the Optionee's death, may be exercised after his death by his designated beneficiary, his heir, the legal representative of his estate or by the legatee of the Optionee under his last will until the expiration of the period of one
(1) year from the date of his death or of the stated period of the Option, whichever period is the shorter, provided, that any exercise after three months following a termination other than for death or Disability or one year following a termination for Disability, shall be deemed the exercise of a non-qualified stock option.

                           (vi)     If the Optionee's employment is terminated
by the Company or a Subsidiary for Cause, the Option shall automatically, without any further action required by the Company, terminate on the date of such termination of employment and no Shares may thereafter be purchased under the Option.

                  (e) Nontransferability. The Option shall not be transferable otherwise than by will or the laws of descent and distribution, and is exercisable, during the lifetime of the Optionee, only by him; provided that the Option may be exercised after the Optionee's death by the beneficiary most recently named by the Optionee in a written designation thereof filed by the Optionee with the Company, in accordance with the Plan.

                  (f) Withholding Taxes. Prior to the issuance of the Shares upon the exercise of all or any part of the Option, the Optionee shall be required to pay to the Company in cash (or make other arrangements, in accordance with Section 9 of the Plan, for the satisfaction of) any taxes of any kind required by law to be withheld with respect to such Shares; provided, however, such tax withholding obligations may be met, in whole or in part, pursuant to procedures, if any, approved by the Committee in its discretion and in accordance with applicable law, by (i) the withholding by the Company of Shares otherwise deliverable to the Optionee pursuant to the Option with a Fair Market Value on the date of such exercise equal to such tax liability (provided, however, that the amount of any Shares so withheld shall not exceed the amount necessary to satisfy required Federal, state and local tax withholding obligations using the minimum statutory withholding rates that are applicable to supplemental taxable income) and/or

(ii) tendering to the Company shares of the Company's Common Stock, duly endorsed for transfer to the Company, owned by the Optionee (or by the Optionee and his spouse jointly) and acquired more than six (6) months prior to such tender with a Fair Market Value on the date of such exercise equal to such tax liability. In no event shall the Shares be delivered to the Optionee until the Optionee has paid to the Company in cash, or made arrangements satisfactory to the Company regarding the payment of, the amount of any taxes of any kind required by law to be withheld with respect to the Shares subject to the Option, and the Company shall have the right to deduct any such taxes from any payment of any kind otherwise due to the Optionee.

                  (g) No Rights as Stockholder. Neither the Optionee nor any other person shall become the beneficial owner of the Shares subject to the Option, nor have any rights to dividends or other rights as a shareholder with respect to any such shares, until the Optionee has exercised the Option in accordance with the provisions hereof and of the Plan.

                  (h) No Right to Continued Employment. Neither the Option nor any terms contained in this Agreement shall confer upon the Optionee any express or implied right to be retained in the service of the Company or an Affiliate for any period or at all, nor restrict in any way the right of the Company or any Affiliate, which right is hereby expressly reserved, to terminate his employment at any time with or without cause. The Optionee acknowledges and agrees that any right to exercise the Option is earned only by continuing as an employee of the Company and the Subsidiaries at the will of the Company or any such Subsidiary, or satisfaction of any other applicable terms and conditions contained in this Agreement and the Plan, and not through the act of being hired, being granted the Option or acquiring Shares hereunder.

                  (i) Inconsistency with Plan. Notwithstanding any provision herein to the contrary, the Option provides the Optionee with no greater rights or claims than are specifically provided for under the Plan. If and to the extent that any provision contained in this Agreement is inconsistent with the Plan, the Plan shall govern.

                  (j) Compliance with Laws and Regulations. This Agreement is intended to comply with Section 25102(o) of the California Corporations Code and any regulations relating thereto. Any provision of this Agreement that is inconsistent with Section 25102(o) or any regulations relating thereto shall, without further act or amendment by the Company or the Board of Directors of the Company, be reformed to comply with the requirements of Section 25102(o) and any regulations relating thereto. The exercise of the Option and the issuance and transfer of Shares shall be subject to compliance by the Company and the Participant with all applicable requirements of U.S. federal and state securities laws and with all applicable requirements of any stock exchange on which the Company's Common Stock may be listed at the time of such issuance or transfer. The Participant understands that the Company is under no obligation to register or qualify the Shares with the SEC, any state securities commission or any stock exchange to effect such compliance. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of the Shares upon any national securities exchange or under any state or Federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable, the Company shall not be required to deliver any certificates for the Shares to the Optionee or any other person unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Company.

         3. Investment Representation. If at the time of exercise of all or part of the Option the Shares are not registered under the Securities Act and/or there is no current prospectus in effect under the Securities Act with respect to the Shares, the Optionee shall execute, prior to the issuance of any Shares to the Optionee by the Company, an agreement (in such form as the Committee may specify) in which the Optionee, among other things, represents, warrants and agrees that the Optionee is purchasing or acquiring the shares acquired under this Agreement for the Optionee's own account, for investment only and not with a view to the resale or distribution thereof, that the Optionee has knowledge and experience in financial and business matters, that the Optionee is capable of evaluating the merits and risks of owning any Shares purchased or acquired under this Agreement, that the Optionee is a person who is able to bear the economic risk of such ownership and that any subsequent offer for sale or distribution of any of such shares shall be made only pursuant to
(i) a registration statement on an appropriate form under the Securities Act, which registration statement has become effective and is current with regard to the shares being offered or sold, or (ii) a specific exemption from the registration requirements of the Securities Act, it being understood that to the extent any such exemption is claimed, the Optionee shall, prior to any offer for sale or sale of such shares, obtain a prior favorable written opinion, in form and substance satisfactory to the Committee, from counsel for or approved by the Committee, as to the applicability of such exemption thereto.

         4. Lock-Up Period. The Optionee hereby agrees that, if so requested by the Company or any representative of the underwriters (the "MANAGING UNDERWRITER") in connection with any registration of the offering of any securities of the Company under the Securities Act, the Optionee shall not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Shares or other securities of the Company or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Shares or other securities of the Company (each such action, "TRANSFER") for the thirty (30) days prior to, and the one hundred-eighty (180) days after (the "MARKET STANDOFF PERIOD"), the effectiveness of the registration statement pursuant to which such offering shall be made (or such shorter period of time as is sufficient and appropriate, in the opinion of the Managing Underwriter, in order to complete the sale and distribution of the securities included in such offering). Such restriction shall apply only to the first two registration statements of the Company to become effective under the Securities Act which includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

         5.       Company's Repurchase Right.

                  (a) Upon the termination, for any reason, of the Optionee's employment with the Company or an Affiliate, the Company shall have the right, but not the obligation, to purchase any or all of the Shares (the "REPURCHASE RIGHT") which the Optionee, such other person, or any permitted donee of such Shares, under Section 6 hereof, then holds by delivering notice and making payment, by check or checks to the record holder of such Shares against delivery of a certificate or certificates representing such Shares in proper form for transfer and/or this Agreement, as the case may be, for such shares to the Optionee and/or such donee of the

Shares, as applicable, within the later of (i) ninety (90) calendar days after such termination of the Optionee's employment or (ii) ninety (90) calendar days after the exercise of such Option, at the greater of (A) the aggregate Fair Market Value of the Shares on the date of Optionee's termination as determined in good faith by the Committee (without discount for lack of marketability or minority interest), which may be based upon an appraisal prepared by an independent appraisal company, or such other reasonable valuation method as the Committee shall select and apply, as of the given date or (B) the aggregate Purchase Price originally paid by the Optionee for such Shares. During Optionee's employment, the Company shall also have a Repurchase Right with regard to the Shares (at a purchase price per Share as determined in the manner set forth in this Section 5(a) above and with payment for such Shares being made within ninety (90) calendar days following notice to the Optionee of the Company's intent to exercise such Repurchase Right), if the Committee determines, in its discretion, that such repurchase is necessary to prevent the Company from being subject to the reporting requirements of the Securities Exchange Act of 1934, as amended. The Company's Repurchase Right, as described in this Section 5(a), shall lapse at such time as the Company's Common Stock is publicly traded; provided, however, that, the Company shall continue to have the Repurchase Right as set forth in Section 5(b) below.

                  (b) Regardless of whether the Company's Common Stock is publicly traded, if the provisions of Section 9(A) through (D) hereof apply to the Optionee, then the Company shall have a Repurchase Right as set forth in
Section 5(a) above, provided, however, that the purchase price for such Shares shall be the aggregate Purchase Price originally paid by the Optionee for such Shares. If the Optionee is not an officer, director or consultant of the Company or an Affiliate, the Company's Repurchase Right with respect to such Shares at the purchase price specified in the immediately preceding sentence shall lapse at the rate of twenty percent (20%) of the Shares per year over five years from the date of this Agreement.

                  (c) In connection with any exercise by the Company of its Repurchase Right, such record holder shall warrant in writing to the Company good and marketable title to the Shares, free and clear of all claims, liens, charges, encumbrances and security interests of any nature whatsoever except those under this Agreement.

                  (d) None of the Shares shall be transferred on the Company's books nor shall the Company recognize any such purported Transfer of any such shares or any interest therein unless and until all applicable provisions of Sections 4, 5, 6 and 7 of this Agreement have been complied with in all respects. The certificates evidencing the Shares shall bear legends to the following effect:

         "The shares represented by this certificate are subject to certain restrictions against transfer set forth in a Stock Option Award Agreement between the Optionee to whom the shares were originally issued and Celerity Group, Inc., a Delaware corporation (the "Company"), as may be amended from time to time. Such shares are also subject to a limited call option of the Company as described in Section 5 and certain drag-along rights as described in Section 7, in each case of such Stock Option Award Agreement.

         The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and such shares may not be offered, sold, pledged or otherwise transferred except (1) pursuant to an exemption from, or in a transaction not subject to, the registration requirements under the Securities Act or (2) pursuant to an effective registration statement under the Securities Act, in each case in accordance with any applicable securities laws of any State of the United States."

         6. Restrictions on Transfer of Stock. The Optionee shall not Transfer any Shares received by the Optionee (or any interest or right in such shares) except: (a) to the Company; (b) pursuant to a registration statement filed pursuant to the Securities Act or, at any time after the initial Public Offering of the Company, pursuant to Rule 144 under the Securities Act in an unsolicited brokerage transaction to the public; (c) following his death, by will or intestacy to the Optionee's beneficiary, legal representative, heir or legatee; (d) as a gift or gifts during the Optionee's lifetime to the Optionee's spouse, children or grandchildren, or to a trust, partnership or other legal entity for the benefit of, or in which the only partners or members are, the Optionee and/or any of the foregoing, provided that the donee of such shares agrees to be bound by the terms, conditions and restrictions of this Agreement; or (e) pursuant to Section 7 of this Agreement.

         7.       Drag-Along Rights.

                  (a) Each time the stockholders of the Company meet, or act by written consent in lieu of a meeting, for purposes of approving a Sale of the Business, the Optionee agrees to (i) vote all of his or her Shares at such meeting of stockholders of the Company or by written consent in lieu of a meeting and (ii) sell the pro rata portion of the Optionee's Shares along with the Selling Group, in connection with the Sale of the Business. In order to effect the foregoing covenant, the Optionee shall grant to the Selling Group, or to MidOcean Capital Investors, L.P. ("MIDOCEAN"), upon the written request of MidOcean if MidOcean votes in favor of such Sale of the Business, or Behrman and Gryphon, upon the written request of Behrman or Gryphon if MidOcean does not vote in favor of such Sale of the Business and Behrman and Gryphon vote in favor of such Sale of the Business, with respect to all of his Shares an irrevocable proxy (which is deemed to be coupled with an interest) with respect to any stockholder vote or action by written consent solely to effect such Sale of the Business as described in this Section 7.

                  (b) Optionee agrees to cooperate fully (including by waiving any appraisal rights to which Optionee may be entitled under applicable law, rule or regulation) with the Selling Group, MidOcean, Behrman and Gryphon, as the case may be, and the purchaser in any such Sale of the Business and to execute and deliver all documents (including purchase agreements) and instruments as the Selling Group, MidOcean, Behrman or Gryphon, as the case may be, and such purchaser request to effect such Sale of the Business, including, without limitation, the making of all representations and warranties and the granting of all indemnifications and the execution of all agreements (including, without limitation, participating in any escrow arrangements to the extent of Optionee's "pro rata portion") and similar arrangements which the Selling Group, MidOcean, Behrman or Gryphon, as the case may be, is making or executing. Upon such Sale of the Business, Optionee shall receive his or her "pro rata portion" of the net proceeds (taking into account the exercise or conversion of any Equity Security to be transferred and any transaction costs and expenses incurred by the Selling Group, MidOcean, Behrman and Gryphon, as the case may be, in connection with such Sale of the Business, including, without limitation, the fees described in Section 7(c) hereof), and such sale shall be on the same terms and conditions as those afforded to the Selling Group, MidOcean, Behrman or Gryphon, as the case may be. For purposes of this
Section 7(b), "pro rata portion" shall mean a fraction, the numerator of which is the number of Common Stock Equivalents held by Optionee immediately prior to such Sale of the Business and the denominator of which is the total number of Common Stock Equivalents outstanding immediately prior to such Sale of Business. For purposes of this Section 7(b), the computation of Common Stock Equivalents shall include Equity Securities that would become Common Stock Equivalents in accordance with their terms immediately after the consummation of the transactions contemplated by this Section 7.

                  (c) Optionee understands and agrees that in consideration of investment banking services provided by an investment banking group (which may consist of or include MidOcean, Behrman, Gryphon or any of their respective Affiliates (as defined in the Shareholders Agreement)) a reasonable fee may be paid in an amount that is customary and equivalent to a fee arrangement negotiated on an "arms-length" basis.

                  (d) Notwithstanding anything contained in this Section 7 to the contrary, there shall be no liability on the part of the MidOcean, Behrman or Selling Group (or their respective Affiliates and Permitted Transferees (as defined in the Shareholders Agreement)) to Optionee in the event no Equity Securities are sold even if the provisions of this Section 7 have been triggered.

         8.       Certain Other Representations and Covenants of the Optionee.

                  (a) The Optionee hereby acknowledges receipt of a copy of the Plan and represents that he is familiar with the terms and provisions thereof. The Optionee hereby represents and acknowledges that he has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of the Plan and this Agreement. The Optionee hereby agrees to be bound by all of the terms and provisions of the Plan and this Agreement; provided that any Shares acquired under the Option shall carry equal voting rights with the common stock or similar equity securities of the Company not acquired under the Plan; and provided further that any provision contained in this Agreement the enforcement of which would violate the securities laws of the State of California shall not apply. The Optionee hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Committee or the Board upon any questions arising under the Plan, this Agreement or otherwise relating to the Option.

                  (b) If the Option is an ISO, and if the Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (i) the date two (2) years after the Date of Grant, and (ii) the date one (1) year after transfer of such Shares to the Optionee upon exercise of the Option, the Optionee shall immediately notify the Company in writing of such disposition. The Optionee agrees that the Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee from the early disposition by payment in cash or out of the current wages or other compensation payable to the Optionee.

         9. Forfeiture. Notwithstanding any other provisions of this Agreement to the contrary, if (A) during the term of the Optionee's employment with the Company or an Affiliate or during the one (1) year period thereafter, the Optionee, directly or indirectly, solicits for employment or the services of any employee of the Company or any Affiliate as of the date of this Agreement, or who shall subsequently become an employee of the Company or any Affiliate;
(B) the Optionee breaches or violates any confidentially, intellectual property or restrictive covenant or agreement of the Optionee with the Company or an Affiliate; (C) the Optionee takes any action to disparage or criticize any of the products or services of the Company or any Affiliate to any third parties or commits any other action that injures or hinders the business relationships of the Company and/or any Affiliate during the term of the Optionee's employment with the Company or any Affiliate or at any time thereafter; or (D) the Optionee's employment is terminated by the Company or an Affiliate for Cause, then the Option shall thereupon automatically terminate and cease to thereafter be exercisable with respect to any Shares without any further action required by the Company, and (ii) the Company may exercise its Repurchase Right to purchase any Shares held by Optionee pursuant to Section 5(b).

         10. Tax Consequences. Set forth below is a brief summary as of the effective date of the Plan of some of the U.S. federal and California state tax consequences of exercise of the Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

                  (a) Exercise of ISO. If the Option qualifies as an ISO, there will be no regular U.S. federal or California state income tax liability upon the exercise of the Option, although the excess, if any, of the aggregate Fair Market Value of the Shares on the date of exercise over the aggregate Purchase Price of the Shares will be treated as a tax preference item for federal alternative minimum tax purposes and may subject the Optionee to the alternative minimum tax in the year of exercise.

                  (b) Exercise of Nonqualified Stock Option. If the Option does not qualify as an ISO, there may be regular U.S. federal and California state income tax liability upon the exercise of the Option. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the aggregate Fair Market Value of the Shares on the date of exercise over the aggregate Purchase Price of the Shares. If the Optionee is a current or former employee of the Company, the Company may be required to withhold from the Optionee's compensation or collect from the Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

                  (c) Disposition of Shares. The following tax consequences may apply upon disposition of the Shares.

                           (i)      Incentive Stock Options. If the Shares are
held for more than twelve (12) months after the date of purchase of the Shares pursuant to the exercise of an ISO and are disposed of more than two (2) years after the Award Date set forth in the Notice, any gain realized on disposition of the Shares will be treated as long term capital gain for U.S. federal and

California state income tax purposes. If Shares purchased under an ISO are disposed of within either of the applicable one (1) year or two (2) year holding periods, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates in the year of the disposition) to the extent of the excess, if any, of the aggregate Fair Market Value of the Shares on the date of exercise over the aggregate Purchase Price of the Shares.

                           (ii)     Nonqualified Stock Options. If the Shares
are held for more than twelve (12) months after the date of purchase of the Shares pursuant to the exercise of an NQSO, any gain realized on disposition of the Shares will be treated as long-term capital gain.

                           (iii)    Withholding. The Company may be required to
withhold from the Optionee's compensation or collect from the Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income.

         11. Notices. Any notice or other communication required or permitted hereunder shall be in writing, and, if to the Company, shall be delivered in accordance with the Plan, and, if to the Optionee, shall be addressed to him at the address set forth below his signature hereon, subject to the right of either party to designate at any time hereafter in writing some other address.

         12. Governing Law. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of California, applicable to contracts executed and to be performed entirely within such State, without regard to such State's choice of law provisions.

         13. Severability. If any of the provisions of this Agreement should be deemed unenforceable, the remaining provisions shall remain in full force and effect.

         14. Modification. Except as otherwise permitted by the Plan, this Agreement may not be modified or amended, nor may any provision hereof be waived, in any way except in writing signed by the parties hereto.

         15. Counterparts. This Agreement may be executed in two counterparts, each of which shall constitute one and the same instrument.

         16.      Definitions.

                  "Behrman" means Behrman Capital III, L.P., a Delaware limited partnership.

                  "Common Stock Equivalents" means, at any time, (i) with respect to each share of Common Stock issued and outstanding (other than Common Stock issued upon the exercise of the Initial Warrants (as defined in the Shareholders Agreement, dated as of August 30, 2000, by and among the Company and the Stockholders Signatory Thereto, as such agreement may be amended from time to time (the "SHAREHOLDERS AGREEMENT") or Incentive Securities), one (1) and (ii) with respect to any other Equity Security which is then exercisable, exchangeable or convertible at an exercise price equal to or less than the fair market value of the Common Stock at such time, an amount equal to the number of shares of Common Stock, if any, into or for which such Equity Security may be exercised, exchanged or converted at such time.

                  "Equity Securities" means all shares of capital stock of the Company, all securities convertible into or exchangeable for shares of capital stock of the Company, and all options, warrants, and other rights to purchase or otherwise acquire from the Company shares of such capital stock, or securities convertible into or exchangeable for shares of such capital stock; provided that the Initial Warrants (and any shares of capital stock issued upon the exercise thereof) and Incentive Securities shall be deemed not to be "Equity Securities."

                  "Gryphon" means Gryphon Partners II, L.P., a Delaware limited partnership.

                  "Incentive Securities" mean and include, at any time, all options to purchase Stock granted pursuant to the Plan or any similar or successor plan and all shares of Common Stock issued upon the exercise of such options.

                  "Public Offering" means a widely distributed sale of Common Stock in an underwritten public offering pursuant to an effective registration statement filed with the Securities and Exchange Commission.

                  "Sale of the Business" means any transaction or series of transactions (whether structured as a stock sale, merger, consolidation, reorganization, asset sale or otherwise), which results in the sale or transfer of more than a majority of the assets of the Company and its Subsidiaries (as defined in the Shareholders Agreement) (determined based on value) or of a majority of the capital stock of the Company to a person other than MidOcean or any of its Affiliates (as defined in the Shareholders Agreement).

                  "Selling Group" means, at any time, two of MidOcean, Behrman and Gryphon, for so long as the requesting holders and such other holders who desire to sell, collectively own in excess of fifty percent (50%) of the Common Stock Equivalents at such time.

                  IN WITNESS WHEREOF, Celerity Group, Inc. has caused this Agreement to be executed by a duly authorized officer, and the Optionee through his/her execution of the notice of Award of Stock Options, has likewise agreed to be bound by its terms, both effective as of the Award Date set forth in the Notice.

                                     CELERITY GROUP, INC.

                                     By__________________________
                                       David J. Shimmon
                                       Chief Executive Officer


Revised 11.6.03 Stock Option Award Agreement

                                                                      Schedule I

                              OPTION EXERCISE FORM

Please fill out the information below to exercise your Option and purchase any of the vested Shares subject thereto.

EMPLOYEE NAME:
(PLEASE PRINT)         _____________________________________________________

SOCIAL SECURITY # OR COMPANY ID#:___________________________________

NUMBER OF SHARES
BEING PURCHASED:  _________________

Please complete the information below with your current information:

Street Address:  ________________________________

City: ___________________________     State: ________________________ Zip: _____

Home Phone: _____________________     Work Phone: ______________________________

Indicate the method of payment for the shares. (Please check one)

                                   Check (attached):                  _____
                                   Cashless exercise (if available)   _____

Sign and date below, and send this "OPTION EXERCISE FORM" along with a check for the purchase of your shares (if you have chosen that payment method) to:

         Celerity Group, Inc.
         Attn: Stock Plan Administrator
         2805 Mission College Blvd.
         Santa Clara, CA 95054

Please allow 7-10 days for processing your request:

                                  ______________________________________________
                                    Signature

                                  ______________________________________________
                                    Date

                                      -13-